As filed with the Securities and Exchange Commission on June 30, 2014

Securities Act of 1933 Registration No. 333-132400

Investment Company Act of 1940 Registration No. 811-21866

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 42                         [X]

and/or

REGISTRATION STATEMENT

Under the Investment Company Act Of 1940

Amendment No. 45                         [X]

HIGHLAND FUNDS I

(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-972-628-4100

(Name and Address of Agent for Service)	Copies to:

Mr. Ethan Powell c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201	Mr. Brian Mitts c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201

Gregory D. Sheehan, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective: (check appropriate box)

         immediately upon filing pursuant to paragraph (b); or

   X    on July 1, 2014 pursuant to paragraph (b); or

         60 days after filing pursuant to paragraph (a)(1); or

         on              pursuant to paragraph (a)(1); or

         75 days after filing pursuant to paragraph (a)(2); or

         on              pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment relates solely to Highland Opportunistic Credit Fund (the “Fund”), a new series of Highland Funds I (the “Trust”). No information relating to any other series or shares of the Trust is amended or superseded hereby. This post-effective amendment is being filed to register Class A, Class C and Class Z shares of the Fund.

Highland Opportunistic Credit Fund

Prospectus

July 1, 2014

Class A – Ticker: HNRAX

Class C – Ticker: HNRCX

Class Z – Ticker: HNRZX

Class A, Class C and Class Z Shares

Investment portfolios of Highland Funds I managed by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”)

Although these securities have been registered with the Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Highland Opportunistic Credit Fund

Class/Ticker

Investment Objective

The investment objective of Highland Opportunistic Credit Fund is to seek to achieve high total returns while attempting to minimize losses.

Fees and Expenses for Class A, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the “Reduced Class A Sales Charges for Larger Investments” section on page 32 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” beginning on page 48 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	3.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%[1]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

	Class A	Class C	Class Z
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	0.85%	None
Other Expenses[2]	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.06%	2.56%	1.71%
Expense Reimbursement[3]	-0.81%	-0.81%	-0.81%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%	1.75%	0.90%
1	The contingent deferred sales charge (CDSC) on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first year of purchase. There is no CDSC on Class C Shares thereafter.

2	“Other Expenses” are based on estimated amounts for the current fiscal year. These amounts have been adjusted as necessary from amounts incurred during the Predecessor Fund’s (as defined below) most recent fiscal year to reflect current fees and expenses.

3	Highland Capital Management Fund Advisors, L.P. (the “Adviser” or “HCMFA”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.90% of average daily net assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Highland Funds I (the “Trust”), on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

Class	1 Year*	3 Years	5 Years	10 Years
Class A:	$473	$897	$1,347	$2,593
Class C: if you did not sell your shares	$178	$720	$1,289	$2,836
if you sold all your shares at the end of the period	$278	$720	$1,289	$2,836
Class Z:	$92	$460	$852	$1,952
*	After reimbursement.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During its fiscal year ended December 31, 2013, the predecessor to the Fund, Highland Special Situations Fund, a Delaware statutory trust and closed-end fund (the “Predecessor Fund”), had a portfolio turnover rate of 0% of the average value of its portfolio. The Fund will have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in credit instruments. Credit instruments include secured and unsecured floating and fixed rate loans; bonds and other debt obligations; debt obligations of stressed, distressed and bankrupt issuers; structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations, convertible bonds or preferred stock, and

3

master limited partnerships (“MLPs”). In making these investments, the Adviser will seek to purchase instruments that the Adviser believes are undervalued or are generally out of favor with investors and have the potential to grow intrinsic value per share. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that have economic characteristics similar to such credit instruments. The Fund’s investment strategy utilizes analytical models to evaluate the assets of various companies in an attempt to isolate those assets with the greatest potential for capital appreciation. The Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these instruments and to change allocations as conditions warrant. The Fund may invest without limitation in securities of U.S. issuers and in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”).

Within the categories of obligations and securities in which the Fund invests, the Adviser employs various trading strategies, including capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund seeks opportunities created by mispricing in different markets of various instruments issued by one corporation. The Fund may use derivatives for investment gain, or speculative, purposes. There is no limitation on the amount of securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities,” that the Fund may purchase. Junk securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior written notice to shareholders of any change.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests, and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes increases both investment opportunity and investment risk.

As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities from time to time in connection with a workout transaction. Such equity-related securities may be unregistered and/or restricted.

The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets denominated in foreign currencies. The Adviser also anticipates employing leverage in managing the Fund’s assets and the Fund may invest in the securities of companies whose capital structures are highly leveraged.

From time to time, the Fund may also invest some of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices. From time to time, cash positions may be placed in one or more money-market funds or cash and cash equivalents may be used as defensive instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund is non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it will adhere to the diversification requirements under the Internal Revenue Code of 1986 (the “Code”). The Fund is not intended to be a complete investment program. Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or particular issuers than a diversified fund could. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Asset-Backed Securities Risk. Investing in asset-backed securities includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract

4

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Distressed and Defaulted Securities Risk. The Fund will invest significantly in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Emerging and Developing Markets Risk. Investing in securities of issuers tied economically to emerging or developing markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

ETF Risk. The price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Fixed Income Market Risk. Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Focused Investment Risk. The Fund’s investments in senior loans (“Senior Loans”) arranged through private negotiations between a borrower (“Borrower”) and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Debt Securities Risk. Below investment grade securities or unrated securities of similar credit quality

5

(commonly known as “high yield securities” or “junk bonds”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk. The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging or developing markets securities in particular, are subject to greater liquidity risk.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Limited Information Risk. The types of Senior Loans in which the Fund will invest historically may not have been rated by a nationally recognized statistical rating organization (“NRSRO”), have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the lenders (the “Lenders”) in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk. The Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Mortgage-Backed Securities Risk. Investing in mortgage-backed securities includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Ongoing Monitoring Risk. On behalf of the several Lenders, the agent (the “Agent”) generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to

6

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of the fund to invest in the assets of distressed companies, the availability of distressed company interests for investment by the Fund may be adversely affected.

Restricted Securities Risk. The Adviser may not be able to sell restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans.

Undervalued Stocks Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance

The following performance information provides an indication of the risk of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. The Fund’s past performance, of course, does not necessarily indicate how the Fund will perform in the future.

The performance information shown for the Fund’s Class Z shares is that of the Predecessor Fund, which was reorganized into the Fund on July 1, 2014, and was managed by the Adviser with the same investment objective and substantially similar investment strategies as the Fund. The Predecessor Fund was a closed-end fund (with net assets ranging from approximately $800,000 to $80 million) whose shares were privately offered; as a result of the Fund being continuously offered as a publicly-offered, open-end fund, the Fund may be managed differently and may incur certain additional expenses. Additionally, the Predecessor Fund’s portfolio turnover rate was historically very low. The Fund’s higher portfolio turnover rate will result in increased transaction costs. From 2011 to 2014, the Predecessor Fund held fewer than 10 portfolio investments; the Fund expects to invest in more than 10 investments, however the Fund’s actual number of holdings will vary based on market conditions and may be significantly more than 10. The performance information also reflects the impact of the Predecessor Fund’s previous contractual expense limitation during 2013. If the Predecessor Fund’s investment manager had not agreed to limit expenses, returns would have been lower. Class A and Class C shares would have similar annual returns as Class Z shares because all three classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to different expenses than Class Z shares, Class A and Class C share performance would vary to that extent. Updated information on the Fund’s performance can be obtained by visiting https://www.highlandfunds.com or by calling 1-877-665-1287.

7

Annual Total Return (Class Z)

(As of December 31)

Year-to-date	total return through March 31, 2014 was 5.64%

The highest calendar quarter total return was 19.1% for the quarter ended December 31, 2012 and the lowest calendar quarter total return was (40.08)% for the quarter ended December 31, 2008.

Average Annual Total Returns

(For the period ended December 31, 2013)

	1 Year	5 Year	Since Inception[1]
Class Z Returns Before Taxes	34.52%	23.96%	10.61%
Class Z Return After Taxes on Distributions	34.52%	17.32%	5.75%
Class Z Return After Taxes on Distributions and Redemptions	19.54%	15.99%	6.10%
HFRX Fixed Income – Corporate Index[2] (reflects no deduction for fees, expenses or taxes)	6.58%	10.20%	4.93%
Credit Suisse Leveraged Loan Index[2] (reflects no deduction for fees, expenses or taxes)	6.15%	5.76%	4.99%
1	The Predecessor Fund commenced operations on May 18, 2005.
2	The since inception return for the indices is as of May 1, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only, and after-tax returns for Class A, Class C and Class Z will vary.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since
James D. Dondero	Inception
Chris Mawn	Inception

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2500
Subsequent Investments	$50

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Highland Funds I — Highland Opportunistic Credit Fund, P.O. Box 8656, Boston, Massachusetts, 02266-8656, or

•	By calling Boston Financial Data Services Inc. at l-877-665-1287.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Description of Principal Investments

The following is a description of principal investment practices in which the Fund may engage. Any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Please refer to the “Principal Investment Strategies” for the Fund for additional information regarding the practices in which the Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments. The Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the loan agreement (the “Loan Agreement”) of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings. The Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Borrowing. The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

Because the management fees (including administration fees) paid to HCMFA are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to HCMFA will be higher (and HCMFA will be benefited to that extent) when leverage is utilized. HCMFA will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Bridge Financing. The Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Commitments to Make Additional Payments. A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Statement of Additional Information (“SAI”).

Debt Restructuring. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities. The Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. The Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. The Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•

Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market

9

Description of Principal Investments

instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•

Below Investment Grade Securities. The Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

Derivatives. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

Distressed and Defaulted Securities. The Fund may invest in debt obligations of stressed, distressed and bankrupt issuers. Generally, distressed companies are in need of covenant amendments or have been operating under the provisions of the U.S. bankruptcy code or other similar laws, or may become subject to such provisions in the future. Investments include publicly-traded debt, stressed and par loan obligations that were privately placed with banks, insurance companies and other lending institutions, trade claims, and any other form of obligation recognized as a claim in a bankruptcy or workout process.

Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. The Fund may invest in ETFs, including ETFs that are part of the Highland fund complex and advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and the Adviser intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.

Fees. The Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund acts as one of the group of Lenders originating the Senior Loan (“Primary Lender”), or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a participation (“Participation”), depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender

10

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Hedging. The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

Illiquid investments. Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the price at which the Fund has valued them. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Leverage. To a limited extent, the Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases the Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV.

Non-U.S. Securities and Emerging and Developing Markets. The Fund may invest without limitation in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. The Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging or developing market countries.

Participations. The Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

11

Description of Principal Investments

Portfolio Maturity. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Fund in Senior Loans could have a materially adverse effect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Primary Lender Transactions. When the Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally require the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Restricted Securities. Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when the Fund wants to sell them at a price at which the Fund values them.

Securities Lending. The Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash, securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the Fund’s securities lending agreement, at least equal at all times to the current market value of the securities subject to the loan. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Senior Loans. The Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations

12

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring, but there can be no assurance that this will be the case with respect to any particular Senior Loan.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in

13

Description of Principal Investments

connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Senior Loan Ratings. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Undervalued Stocks. A stock is considered undervalued if the Adviser believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Portfolio Turnover. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Temporary Defensive Positions. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Additional Information. The foregoing percentage limitations in the Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective and 80% investment policy, without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

14

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Description of Principal Risks

Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Fund and its investments. The Fund is not intended to be a complete investment program.

Asset-Backed Securities Risk. Because asset-backed securities often are secured by the loans underlying the securities, the Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk. The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by the Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk. A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

15

Description of Principal Risks

Debt Securities Risk. The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Leveraged loans are subject to the same risks typically associated with debt securities. In addition, Leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Derivatives Risk. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid Securities Risk and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

16

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Derivatives also present other risks described in this section, including securities market risk, illiquid securities risk, restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (a “clearing member”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at a clearing member. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at a clearing member. A clearing member guarantees performance of its clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk”) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and its clearing member is drafted by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements exposes the Fund to new kinds of risks and costs.

Distressed and Defaulted Securities Risk. The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

17

Description of Principal Risks

ETF Risk. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed Income Market Risk. Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Fund.

Focused Investment Risk. Funds whose investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than funds whose investments are more diversified. A fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures

18

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting the Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

High Yield Debt Securities Risk. Below investment grade securities (also known as “high-yield bonds” or “junk bonds”) may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies.

Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by the Fund.

Illiquid Securities Risk. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent the Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by the Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

Leverage Risk. When deemed appropriate by the Adviser or portfolio manager(s), as applicable, and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s

19

Description of Principal Risks

capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, the Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.

Limited Information Risk. The types of Senior Loans in which the Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives. The Fund’s portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Mortgage-Backed Securities Risk. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

Non-Diversification Risk. Due to the nature of the Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because the Fund invests in the securities of a limited number of issuers it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Non-Payment Risk. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. Many of the debt securities purchased by the Fund will be to highly leveraged Borrowers. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the

20

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Non-U.S. Securities and Emerging and Developing Markets Risk. Investing in non-U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging or developing market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities.

The value of the non-U.S. securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of the Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease the Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging or developing markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Ongoing Monitoring Risk. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the

21

Description of Principal Risks

restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. Special tax rules apply to the Fund’s or an underlying fund’s transactions in options, which could increase the amount of taxes payable by shareholders. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Portfolio Turnover Risk. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower the Fund’s after-tax performance.

Prepayment Risk. Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of the fund to invest in the assets of distressed companies, the availability of distressed company interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of senior loan interests relating to highly leveraged transactions or subject such senior loan interests to increased regulatory scrutiny, such financial institutions may determine to sell senior loan interests in a manner that results in a price that, in the opinion of the Adviser is not indicative of fair value. Were the Fund to attempt to sell a senior loan interest at a time when a financial institution was engaging in such a sale with respect to the senior loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

Restricted Securities Risk. (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly

22

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV per share; in addition, a substantial reduction in the size of the Fund may make it difficult for the Adviser to execute its investment program successfully for the Fund for a period following the redemptions. If substantial, unexpected redemptions occur, the Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.

Securities Lending Risk. The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Securities Market Risk. Securities market risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of the Fund substantially depends upon the Adviser to correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” above.

As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Senior Loans Risk. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, The Fund is particularly dependent on portfolio management’s analytical abilities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines due to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

23

Description of Principal Risks

Short Sales Risk. Short sales by the fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Undervalued Stocks Risk. Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

24

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Management of the Fund

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), serves as the investment adviser to the Fund. The address of the Adviser is 200 Crescent Court Suite 700, Dallas, Texas 75201. The Fund has entered into an investment advisory agreement with HCMFA (the “Investment Advisory Agreement”) pursuant to which HCMFA either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to HCMFA’s general oversight. Additionally, HCMFA will furnish offices, necessary facilities, equipment and personnel and pay the compensation of each Trustee of the Fund who is affiliated with HCMFA.

Since December 15, 2011, HCMFA (formerly known as Highland Funds Asset Management, L.P.) served as the investment adviser to the Predecessor Fund. Prior to December 15, 2011, Highland Capital Management, L.P. (“Highland”), an affiliate of HCMFA, served as the Predecessor Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Highland Predecessor Fund Advisory Agreement”). As of December 15, 2011, the Predecessor Fund, HCMFA and Highland entered into a novation agreement (“Novation Agreement”) pursuant to which HCMFA assumed Highland’s rights, duties and obligations under the Highland Predecessor Fund Advisory Agreement. Under the Highland Predecessor Fund Advisory Agreement, Highland provided the day-to-day management of the Predecessor Fund’s portfolio of securities, which included buying and selling securities for the Predecessor Fund and conducting investment research, or hiring a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnished offices, necessary facilities, equipment and personnel and paid the compensation of the Trustee of the Predecessor Fund who was Highland’s affiliate.

In return for its advisory services, the Fund will pay the Adviser a monthly fee of 1.00%, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s initial shareholder report. The Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

HCMFA has contractually agreed to limit the total annual operating expenses of the Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.90% of average daily net assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2015, and may not be terminated prior to this date without the action or consent of the Board of Trustees. The Trust, on behalf of the Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The Adviser may not recoup any amounts previously paid, waived or reimbursed under the Expense Cap before payment of the Fund’s operating expenses for the year in which the Adviser intends to recoup such amounts.

Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of May 31, 2014, HCMFA had approximately $3.57 billion in assets under management. Prior to January 9, 2012, HCMFA was known as Highland Funds Asset Management, L.P. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Administrator

The Trust, on behalf of the Fund, has entered into an administration agreement with State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”) and pays State Street a fee for administration services. HCMFA generally assists in all aspects of the Trust’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

For more information about the Fund’s administration agreements, please see “Administrator” in the SAI.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to the Trust and the Adviser from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Fund’s Board of Trustees, be permitted to enter into and

25

Management of the Fund

Multi-Manager Structure

materially amend sub-advisory agreements on behalf of the Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund. The Fund’s Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Fund retain the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding securities of the Fund.

Portfolio Managers

The Fund’s portfolio is managed by James D. Dondero and Chris Mawn.

James D. Dondero. Mr. Dondero managed the Predecessor Fund since its inception. Mr. Dondero is a founder and President of Highland. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for CCS Medical and NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.

Chris Mawn. Mr. Mawn is Managing Director of Research at Highland Capital where he is responsible for the retail credit mutual fund business including investments across senior secured loans, high yield bonds, stressed and distressed corporate credit, structured credit, and preferred and common equities. Previously at Highland, he served as a Director of Research, a Senior Credit Trader, and as Portfolio Manager in the Special Situations Group (SSG) covering distressed and special situation credit and equity investments. Before joining Highland in December 2003, Chris worked as a management consultant at Deloitte Consulting and A.T. Kearney where he led performance improvement, cost reduction, merger and acquisition and corporate and business unit strategy engagements across a number of industries. Prior to this, Chris worked at Electronic Data Systems (now HP) in corporate strategy and sales and marketing. Formerly, Mr. Mawn served as an Officer in the United States Marine Corps with 3rd Infantry Battalion, 2nd Marine Regiment and later 3rd Force Reconnaissance Company. He received an MBA in Finance with Honors from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He received a BA from Dartmouth College where he was the starting Tight End on two back-to-back Ivy League Football Championship Teams.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.

Underwriter of the Fund

The Fund’s shares will be offered for sale through Highland Capital Funds Distributor, Inc. (the “Underwriter”), 200 Crescent Court, Suite 700, Dallas, Texas 75201. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds I – Highland Opportunistic Credit Fund, P.O. Box 8656, Boston, Massachusetts 02266-8656.

26

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.highlandfunds.com.

27

Shareowner Guide — How to Invest in the Fund

How to Buy Shares

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Fund with respect to the sale of shares of the Fund (a “Financial Advisor”), or Boston Financial Data Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact HCMFA if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)[1]	For new accounts, send to the applicable Fund, at the address noted below, (2) a completed application and check made payable to “Highland Funds I — Highland Opportunistic Credit Fund.” All purchases must be in
U.S. Dollars and must be drawn on a U.S. bank. Highland Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)[1]	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds I — Highland Opportunistic Credit Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of the Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Participating Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below[2] or call 1-877-665-1287.
By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877-665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at https://www.highlandfunds.com/getattachment/4065107c-43de-4b02-95fa-f20b47ce091e/Wiring-Instructions.aspx.
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds I — Highland Opportunistic Credit Fund, at the address noted below.[2] After completing a new

28

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Method	Instructions
account application, please call 1-877-665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction[1]	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

1	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

2	Regular Mail: Send to “Highland Funds I — Highland Opportunistic Credit Fund,” P.O. Box 8656, Boston, Massachusetts 02266-8656. Overnight Mail: Send to “Highland Funds I — Highland Opportunistic Credit Fund,” 30 Dan Road,, Suite #8656, Canton, Massachusetts 02021-2809.

Investment Minimums*
Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50
* For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.
** Your account must already be established and satisfy the initial investment minimum.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

The Fund offers several different types of individual retirement account (“IRA”) plans, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. State Street acts as the custodian under these plans. For further information, please call the Fund at 1-877-665-1287.

29

Shareowner Guide — How to Invest in the Fund

Choosing a Share Class

The Fund offers different classes of Fund shares, each of which has different expenses and other characteristics. The following are some of the main characteristics of the Fund’s Class A, Class C and Class Z Shares.

Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $499,999	2.25%	2.30%	2.00%
$500,000 or more*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), Highland Funds II and the Liquid Reserves Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases

30

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. See the SAI for a description of this and other situations in which sales charges are reduced or waived. The Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Fund’s website.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Class Z Shares

Your purchases of Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Z Shares are only available to eligible investors.

Eligible Investors

The Fund offers Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of HCMFA and any family member of any such trustee or employee.

The Fund reserves the right to change the criteria for eligible investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Distribution and Service Fees

The Fund is authorized under a distribution plan (each a “Plan”) to use the assets attributable to the Fund’s Class A and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares and 0.85% of average daily net assets attributable to Class C Shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Fund, pursuant to reimbursement guidelines approved by the Board of Trustees, and to the extent consistent with the Plan. The Underwriter may also make payments from the distribution and service fees it receives from the Fund to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in

31

Shareowner Guide — How to Invest in the Fund

Choosing a Share Class

the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, from time to time the Fund may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, with respect to each class of the Fund, HCMFA and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of the Fund) as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plans. Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Fund.

Contingent Deferred Sales Charges

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through the Fund’s website at http://www.highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

32

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Redemption of Shares

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Fund is intended for long-term investors and not for those who wish to trade frequently in shares of the Fund. The Fund believes that excessive short-term trading of shares of the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I — Highland Opportunistic Credit Fund,” P.O. Box 8656, Boston, Massachusetts 02266-8656. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.
By telephone	Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287. If the Transfer Agent acts on telephone instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone redemptions.
Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

33

Redemption of Shares

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

34

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Exchange of Shares

Shareholders of the Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Participating Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the Liquid Reserves Fund (the “Liquid Reserves Fund”), a money market mutual fund advised by SSgA Funds Management, Inc. The minimum to open an account in the Liquid Reserves Fund is currently $1,000. Call 1-877-665-1287 for the Liquid Reserves Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund may exchange their shares in daily for shares of a different class of the Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Fund or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Fund into the Liquid Reserves Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Liquid Reserves Fund and will be calculated without regard to the holding time of the Liquid Reserves Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation.”

To exchange via the Internet, visit the Fund’s website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 1-877-665-1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

35

Net Asset Value

The NAV per share of the Fund’s Class A Shares, Class C and Class Z Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•

Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of the Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity, discounts to public comparables. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

36

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Dividends and Other Distributions

The Fund intends to declare dividends of net investment income daily and pay them monthly and to pay any capital gain distributions on an annual basis. The Fund intends to pay dividends and any capital gains distributions on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or make any capital gain distributions.

37

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in the Fund, please see “Income Tax Considerations” in the SAI.

The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its income and capital gains. The Fund will be subject to a fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund were not to qualify as a RIC, all of its taxable income would be subject to the Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of the Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, as well as the Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a distressed debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it

38

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by the Fund. In addition, dividend, interest and other income received by the Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year even if it is eligible to do so. The Fund does not expect to be eligible to elect to treat any foreign taxes paid as paid by its shareholders, who therefore will not be entitled to credit deductions for such taxes on their own returns.

Distributions paid to you by the Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduce rates, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. The Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income.”

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, for any taxable year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of a Participating Fund as described in “Exchange of Shares” above (but not for shares of another class of the same Participating Fund in a Same-Fund Exchange) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the same Participating Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received

39

Taxation

(or deemed received) by you with respect to those shares. Long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income.

The Fund (or, if Fund shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders.

40

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Financial Highlights

The Fund commenced operations on July 1, 2014, upon the reorganization of the Predecessor Fund into the Fund. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years and is based on the financial information of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information is derived from the Predecessor Fund’s financial statements and has been audited and reported on by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Predecessor Fund’s financial statements, included in the Predecessor Fund’s annual report, which is available upon request. To request the Predecessor Fund’s 2013 Annual Report, please call 1-877-665-1287.

41

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:

	For the Years Ended December 31,
	2013	2012		2011	2010		2009

Net Asset Value, Beginning of Period	$4.49	$3.36		$3.60	$6.98		$4.94
Income from Investment Operations:
Net investment income/(loss)	0.05	(0.04	)(a)	(0.01)	0.06	(a)	0.51
Net realized and unrealized gain/(loss)	1.50	1.17		(0.23)	0.46		2.19
Distributions from net investment income to preferred shareholders, including declared distributions	—	—		—	(0.03)		(0.01)

Total from investment operations, applicable to common shareholders	1.55	1.13		(0.24)	0.49		2.69
Less Distributions Declared to Common Shareholders:
From net investment income	—	—		—	(0.05)		(0.65)
From return of capital	—	—		—	(3.82)		—

Total distributions declared to common shareholders	—	—		—	(3.87)		(0.65)
Net Asset Value, End of Period	$6.04	$4.49		$3.36	$3.60		$6.98
Total Return(b)	34.52%	33.23%		(6.39)%	12.88%		54.56%
Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$816	$605		$2,757	$2,951		$42,293
Gross expenses	8.52%	6.86%		5.77%	3.94%		2.52%
Net expenses(c)	2.00%	5.95%		5.77%	3.94%		2.52%
Net investment income/(loss)	0.93%	(1.55)%		(0.27)%	1.46	%(d)	7.21	%(d)
Common and Preferred Share Information at End of Period:
Ratios based on net assets of common and preferred shares:
Gross expenses	8.52%	6.86%		5.77%	3.88%		2.50%
Net expenses(c)	2.00%	5.95%		5.77%	3.88%		2.50%
Net investment income/(loss)	0.93%	(1.55)%		(0.27)%	1.33%		7.06%
Portfolio turnover rate	—%	—%		8%	3	%(e)	87%
Preferred Share Information at End of Period
Aggregate amount outstanding, end of period (000’s)	$—	$—		$—	$—		$411
Asset coverage per share(f)	$—	$—		$—	$—		$103,902

(a)	Per share net investment income has been calculated using the average share method.
(b)	Total return at net asset value assuming all distributions reinvested.
(c)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(d)	Net investment income ratio does not reflect payment to preferred shareholders. The ratio reflecting such payment was 1.34% and 7.13% for the years ended December 31, 2010 and December 31, 2009, respectively.
(e)	Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.
(f)	Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period. During the year ended December 31, 2010 all the preferred shares were redeemed.

42

Highland Opportunistic Credit Fund Prospectus

July 1, 2014

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

43

http://www.highlandfunds.com

More information about Highland Opportunistic Credit Fund (the “Fund”), an investment portfolio of Highland Funds I (the “Trust”), is available without charge upon request through the following:

Statement of Additional Information (SAI): The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Fund and is available, free of charge, on the Fund’s website at http://www.highlandfunds.com. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders, which are also available, free of charge, on the Fund’s website at http://www.highlandfunds.com. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To Obtain More Information:

By Internet:

http://www.highlandfunds.com

By Telephone:

Call 1-877-665-1287

By Mail:

Highland Funds I

P.O. Box 8656

Boston, Massachusetts 02266-8656

By Overnight Mail:

Highland Funds I

30 Dan Road

Suite #8656

Canton, Massachusetts 02021-2809

From the SEC:

You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1520

The Trust’s Investment Company Act Registration Number: 811-21866

HIGHLAND FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2014

200 Crescent Court, Suite 700,

Dallas, Texas 75201

For information, call 1-877-665-1287

HIGHLAND OPPORTUNISTIC CREDIT FUND

Class/Ticker: A/HNRAX, C/HNRCX, Z/HNRZX

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of Highland Funds I (“the Trust”) dated July 1, 2014 (the “Prospectus”), and should be read in conjunction with the Prospectus. The Trust is an open-end management investment company issuing shares in five separate series which are publicly offered, one of which is described herein: This SAI, although not a Prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing Highland Opportunistic Credit Fund (“the Fund”) described above may be obtained without charge by calling the Trust at the telephone number listed above.

On July 1, 2014, Highland Opportunistic Credit Fund, a series of Highland Funds I, acquired the assets of Highland Special Situations Fund, a Delaware statutory trust and closed-end fund (the “Predecessor Fund”). Pursuant to this acquisition, the Predecessor Fund reorganized into the Fund (the “Reorganization”) and the Fund is the successor to the accounting and performance information of the Predecessor Fund.

The Predecessor Fund’s audited financial statements for its fiscal year ended December 31, 2013 and the Auditor’s Report thereon are incorporated by reference to the Predecessor Fund’s Annual Report. No other parts of the Predecessor Fund’s Annual Report are incorporated by reference. For a free copy of the Predecessor Fund’s annual or semi-annual reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing the Trust at Boston Financial Data Services Inc., P.O. Box 8656, Boston, Massachusetts, 02266-8656. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

THE FUND

Highland Opportunistic Credit Fund (the “Fund”) is a non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. The Fund offers three classes of shares: Class A, Class C and Class Z. As of the date of this SAI, the Fund has not yet commenced operations.

The name of the Trust was changed from “Highland Funds I” to “Pyxis Funds I” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds I” to “Highland Funds I” effective February 8, 2013.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectus. In pursuing its objective, the Fund will invest as described in the Prospectus and as described below with respect to the following non-principal investment policies and strategies. The investment objectives of the Fund are non-fundamental policies and thus may be changed by the Board of Trustees of the Fund without the approval of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

In addition to the principal investments described in the Prospectus, Highland Capital Management Fund Advisors, L.P. (formerly “Pyxis Capital, L.P”) (“HCMFA” or the “Adviser”) may also invest some of the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. However, if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of the Fund’s assets may be invested in such obligations. The Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33-1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). The Fund may also invest its assets (up to 100%) in high yield bonds (also known as “junk bonds”), which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Fund may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).

Limited Role in Affairs of Portfolio Companies.    Although the Adviser does not take an active role in the affairs of the companies in which the Fund has positions other than voting proxies with respect to the Fund’s portfolio holdings, it will be the policy of the Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.

Financial Futures.    The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. These investment companies typically incur fees. The market value of the fixed-income obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, the Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

Commercial Paper.    Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Medium-, Lower-Rated and Unrated Securities.    Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for the Fund, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for the Fund investing in or holding such securities. See “Income Tax Considerations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.    Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of the Fund’s net assets.

U.S. Government Securities.    U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent the Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills.    U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities.    There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the Fund’s restrictions on investments in illiquid instruments will apply.

Zero Coupon Securities.    Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts.    Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Loans and Other Direct Debt Instruments.    These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by the Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand at a time when the Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Fund’s restrictions on illiquid securities.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

•            Rule 144A Securities.    The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of Rule 144A securities in the Fund’s portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board of Trustees, with advice and information from the Adviser will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund’s illiquidity could increase and the Fund could be adversely affected.

•            Section 4(a)(2) Commercial Paper.    The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believe that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities. The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing.    The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Securities Loans.    The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge the Fund fees based on the securities lending services provided. The Fund will receive collateral consisting of cash, securities of the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank or forms of collateral acceptable under the Trust’s securities lending agreement, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Although The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes the Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Derivatives

The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit the Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.

Options.    An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices and foreign currencies in an attempt to increase income. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When the Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).

Options on Securities Indices.    The Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.

Options on Foreign Currencies.    The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts.    Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options.    To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Other Investment Policies

Swap Agreements.    To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by the Fund with another party of its respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If the Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments.    The Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Repurchase Agreements.    The Fund may enter into repurchase agreements with respect to up to 33 1/3% of the value of such its Fund’s total assets. A repurchase agreement is a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement.

Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement the Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by the Fund under a reverse repurchase agreement, the Fund designates or segregates liquid assets in an amount equal to the Fund’s daily marked-to-market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Fund and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”

Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

Emerging and Developing Markets.    The Fund may invest without limit in securities of non-U.S. issuers, including investments in the securities of so-called emerging or developing market issuers. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Investing in emerging or developing market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging and developing market countries; the fact that companies in emerging and developing market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging or developing market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging and developed market countries.

Money Market Instruments.    The Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Convertible Securities.    Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage.    To assure that the Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.

Warrants and Rights.    Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Short-Term Trading.    Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short Selling.    Short selling (also know as shorting or going short) is a strategy in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). The Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Short sales by the fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Income Tax Considerations” below for special tax considerations associated with engaging in short sales.

Micro Cap Securities.    The Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Securities of Other Investment Companies.    Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. The Fund may invest in excess of the foregoing limitations in an exchange traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief.

The Fund may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities.    The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Initial Public Offerings (“IPOs”).    The Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

Operating Deficits.    The expenses of operating the Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

Accuracy of Public Information.    The Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser, by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations.    For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Fund to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Fund may be prevented from buying or selling securities of that company.

Risks of Interest Only Mortgage-Backed Securities.    “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.

Risks of Inverse Floaters.    As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

Risks of Cyber Security.    With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third party service providers (including, but not limited to the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund’s service providers may have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During its most recent fiscal year ended December 31, 2013, the Predecessor Fund had a portfolio turnover rate of 0% of the average value of its portfolio. The fiscal year end for the Fund is June 30. The Fund will have a higher portfolio turnover rate.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Board of Trustees. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectuses or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions.    The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined above). A Fund may not:

1.

Purchase any security that would cause such Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities),

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

*Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

3.	Underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.

Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.

Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.

Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

For purposes of fundamental investment restriction number 5 above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Investment Restrictions.    The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. The Fund may not:

1.	Enter into repurchase agreements if, as a result thereof, more than 33 1/3% of the Fund’s total assets would be invested in repurchase agreements;

2.

Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid;

3.

Acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in the Fund owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased); and

4.	Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law.

A Fund that is invested in by another series of the Trust or by a series of Highland Funds II may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Other Information.    The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Fund may require that the Fund pledge its assets as collateral. If the Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, the fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction number 1 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

For purposes of non-fundamental investment restriction number 2 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

MANAGEMENT OF THE TRUST

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birthdates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees [2]	Other Directorships/ Trusteeships Held During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	14	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.
Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	14	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name and Date of Birth	Position(s) with the Fund	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees [2]	Other Directorships/ Trusteeships Held /During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Terrence O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013.	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	14	Genworth Life Insurance Company of New York; Father Judge High School	Significant experience in the financial industry; significant managerial and executive experience, including experience as founder and president of an investment management bank and as chief investment officer of a private investment firm; experience on other boards of directors.
Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	14	Director of American Realty Capital Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of American AR Capital Real Estate Fund; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors.	Significant experiences in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name and Date of Birth	Position(s) with the Fund	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustees [2]	Other Directorships/ Trusteeships Held /During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEE
John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”).	14	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.
Ethan Powell [3] (6/20/1975)	Trustee; Chairman of the Board, Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010.	Trustee of NexPoint Credit Strategies Fund (“NHF”), Highland Funds II, Highland Funds I and Highland Special Situations Fund (“HSSF”) from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the funds in the Highland Fund Complex since November 2010.	14	None	Significant experience in the financial industry; significant executive experience including current and past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

OFFICERS

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010.

Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010.	Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.
Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012

Chief Compliance Officer of Highland Capital Funds Distributor, Inc. since November 2013; Compliance Director at HCM and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. from November 2011 to March 2014; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012

Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of the funds in the Highland Fund Complex since November 2012; Senior Accounting Manager at HCMFA from August 2012 to May 2014; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser as of the date of this SAI.
[3]

Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with HCMFA. Mr. Honis is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with HCM, an affiliate of the HCMFA.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2014.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From the Highland Fund Complex[1]
Interested Trustees
John Honis	$0	$0	$0	$0
Ethan Powell	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$88,275	$0	$0	$150,000
Scott F. Kavanaugh[2]	$38,377	$0	$0	$64,810
Bryan A. Ward	$88,275	$0	$0	$150,000
Terrence O. Jones[3]	$49,899	$0	$0	$85,190
Dr. Bob Froehlich[3]	$49,899	$0	$0	$85,190

1The “Fund Complex” consists of the NHF, each series of Highland Funds I and each series of Highland Funds II.

2 Effective December 6, 2013, Mr. Kavanaugh resigned as a Trustee of the Fund.

3 Effective December 6, 2013, Mr. Jones and Dr. Froehlich were appointed as Trustees of the Trust.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as HCMFA, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of six Trustees, four of whom are Independent Trustees. The remaining Trustees, Messrs. Powell and Honis, are “interested persons” of the Trust (each an “Interested Trustee”). Mr. Powell is an Interested Trustee because of his position with HCMFA. Mr. Powell also serves as Chairman, Executive Vice President and Secretary of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. Mr. Honis is an Interested Trustee because of his position with HCM, an affiliate of HCMFA. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Governance Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.

Audit Committee.    Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of all of the Fund’s Independent Trustees. The Audit Committee met seven times during the fiscal year ended June 30, 2014. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

Governance Committee.    The Governance Committee’s function is to oversee and make recommendations to the full Board with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for annually evaluating each Trustee and recommending such Trustee’s continued service on the Board. The Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 200 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee is comprised of all of the Fund’s Trustees. The Governance Committee was established in June 2012 to replace the Nominating Committee. The Governance Committee met five times during the fiscal year ended June 30, 2014. Mr. Jones acts as the Chairman of the Governance Committee.

Litigation Committee.    The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation Committee is comprised of all of the Fund’s Independent Trustees. The Litigation Committee met eleven times during the fiscal year ended June 30, 2014. Mr. Hui acts as the Chairman of the Litigation Committee.

Qualified Legal Compliance Committee.    The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of all of the Fund’s Independent Trustees. The QLCC did not meet during the fiscal year ended June 30, 2014. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s position with the Adviser and Mr. Honis’ position with an affiliate of the Adviser, both of which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, HCMFA and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from HCMFA and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund[2]	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Highland Fund Complex[1]
Interested Trustee
John Honis	$0	$100,001 - $500,000
Ethan Powell	$0	$100,001 - $500,000
Independent Trustee
Timothy K. Hui	$0	$1 - $10,000
Terrence O. Jones	$0	$0
Dr. Bob Froehlich	$0	$0
Bryan A. Ward	$0	$1 - $10,000

1 The “Fund Complex” consists of NHF, each series of Highland Funds I and each series of Highland Funds II.

2 Because the Fund commenced operations on or following the date of this SAI, there is no ownership information for the Fund as of December 31, 2013.

Trustee Positions

As of December 31, 2013, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Fund and the Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated voting of proxies in respect to the Fund’s portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Pursuant to the applicable Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix B.

Because the Fund is new, there is no information available for how the Fund voted proxies relating to its portfolio securities during the past twelve months. Information regarding how the Predecessor Fund voted proxies relating to portfolio securities during the twelve month period ended December 31 is available: (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information for the Fund as of June 30 each year will generally be available on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund, the Adviser or any other person for these disclosures. “Financial Advisors” means any financial advisor, broker-dealer or other financial intermediary from which shares of the Fund may be purchased and that has entered into an agreement with the Underwriter or Boston Financial Data Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), with respect to the sale of shares of the Fund. A list of the entities that receive the Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end
Bloomberg	Quarterly	60 days after quarter end

The largest five portfolio holdings are posted to the Highland Funds website on a monthly basis. In addition, certain service providers to the Fund, Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, the Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

The Fund’s top five holdings also are posted on the Fund’s website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT ADVISORY SERVICES

Highland Capital Management Fund Advisors, L.P. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Under the Investment Advisory Agreement, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets. Because the Fund commenced operations on or following the date of this SAI, there have been no payments for advisory services by the Fund to HCMFA. Pursuant to an investment advisory agreement between HCMFA and Highland Special Situations Fund (the “Predecessor Fund Advisory Agreement”), the Predecessor Fund paid HCMFA a monthly fee at the annual rate of 1.50% per year, calculated monthly and paid quarterly, of the aggregate NAV of the Fund. HCMFA voluntarily agreed to waive all of its advisory fee beginning on May 1, 2012. For the Predecessor Fund’s fiscal year ended December 31, 2013, HCMFA waived $11,806. The waiver could have been terminated at any time by the Predecessor Fund Adviser.

Under the Investment Advisory Agreement, HCMFA will, among other things: (i) continuously furnish an investment program for the Fund; (ii) place orders for the purchase and sale of securities for the accounts of the Fund; and (iii) vote, exercise consents and exercise all other rights pertaining to such securities on behalf of the Fund, or hire a sub-adviser to do so.

HCMFA will carry out its duties under the Investment Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Conflicts of Interests.  HCMFA and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

On December 15, 2011, HCM, HCMFA and the Predecessor Fund entered into a novation agreement pursuant to which HCM was replaced by its affiliate HCMFA as investment adviser to the Predecessor Fund. Figures presented below for periods occurring prior to the Novation Agreement represent advisory fees paid to HCM by the Predecessor Fund under the prior advisory agreement.

The table below sets forth the advisory fees paid by the Predecessor Fund, as well as any fee waivers and/or expense reimbursements, for its past three fiscal years:

	Fiscal Year Ended December 31, 2013[1]	Fiscal Year Ended December 31, 2012[1]	Fiscal Year Ended December 31, 2011
Gross Advisory Fee	$11,086	$29,381	$9,103
Fee Waiver	$11,086	$17,846	$ 0
Net Advisory Fee	$ 0	$11,535	$9,103

[1]	HCMFA agreed to voluntarily waive all of its advisory fees effective May 1, 2012.

INFORMATION REGARDING PORTFOLIO MANAGERS

The portfolio managers of the Fund are James Dondero and Chris Mawn. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management.

As of June 1, 2014, James Dondero managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$1,150.5	0	$0
Other Pooled Investment Vehicles:	2	$ 186.2	0	$0
Other Accounts:	0	$ 0	0	$0

As of June 1, 2014, Chris Mawn managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Compensation Structure – HCMFA

HCMFA financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by HCMFA such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of HCMFA in order to promote the success of HCMFA.

Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of HCMFA.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Conflicts of Interest – HCMFA

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. The Fund’s portfolio managers may serve as dual employees of HCMFA and another adviser affiliated with HCMFA, and may manage other accounts advised by such affiliate. In such cases, each portfolio manager will endeavor to allocate investment opportunities in a fair and equitable manner, subject to oversight by HCMFA pursuant to procedures and policies adopted by HCMFA and its advisory affiliates that are designed to manage the potential conflicts of interest between the portfolio manager’s fiduciary obligations to the Fund and his or her similar fiduciary obligations to other clients. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight. See “Investment Advisory Services – Conflicts of Interests” above for additional information regarding potential conflicts of interest.

Ownership of Securities

Because the Fund commenced operations on or following the date of this SAI, this information is based on the ownership of the Predecessor Fund as of June 1, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
James D. Dondero	$500,001 - $1,000,000
Chris Mawn	None

ADMINISTRATOR

On behalf of the Fund, the Trust has entered into an administration agreement with State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 (“State Street”) and pays State Street a fee for administration services. State Street has agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Fund. HCMFA generally assists in all aspects of the Trust’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to State Street for administrative services.

Pursuant to the Predecessor Fund’s administration and accounting services agreement with BNY Mellon Investment Servicing (US) Inc. (“BNY”), the Predecessor Fund paid the following amount for administration and accounting services for:

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011
Administration and accounting services fee	$67,455	$80,847
Fee Waiver/Reimbursement	$ 0	$ 0
Net Administration Fee	$67,455	$80,847

For the period January 1, 2013 through January 7, 2013, the Predecessor Fund paid $4 to BNY for its services as administrator and accounting agent. Effective January 7, 2013, State Street became the administrator for the Predecessor Fund. For the period January 7, 2013 through December 31,  2013, the Predecessor Fund paid $219 to State Street for its services as administrator.

UNDERWRITER

Shares of the Fund will be offered for sale on a continuous basis through the Fund’s principal underwriter, Highland Capital Funds Distributor, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (the “Underwriter”). The Underwriter will use all reasonable efforts in connection with distribution of shares of the Fund.

The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC, auditing and filing fees in connection with registration of its shares under the various state blue sky laws, the cost of preparation of the Prospectuses and other expenses.

HCMFA will perform certain services and incur certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter will pay HCMFA for promotion and distribution expenses incurred by it in respect of the Fund (“service payments”). Such service payments will be made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay HCMFA fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.

DISTRIBUTION AND SERVICE FEE PLAN

The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.35% of the average daily net assets attributable to Class A shares and 0.85% of average daily net assets attributable to Class C shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide – How to Invest in the Highland Funds—

Distribution and Service Fees” in the Fund’s Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding 0.10% and 0.60% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively. Any shareholder purchasing shares of the fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

The Predecessor Fund did not adopt a distribution plan and therefore did not pay distribution fees and service fees.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

Boston Financial Data Services Inc. (“BFDS”), located at 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534, will serve as the transfer agent and dividend paying agent of the Fund’s investments. As transfer agent, BFDS is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Fund. For its services, BFDS will receive monthly fees charged to the Fund, plus certain charges for securities transactions.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 will serve as the custodian for the Fund. State Street will be responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street will not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund will be PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The independent registered public accounting firm will audit and report on the annual financial statements, review certain regulatory reports and U.S. federal income tax returns, and perform other professional accounting, auditing and tax services when engaged to do so.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Fund’s Board of Trustees, the Adviser will be responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser will seek to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser will route its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser will consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

The Predecessor Fund did not pay any brokerage commissions for its fiscal year ended December 31, 2013, 2012 or 2011.

Certain Affiliations

The Fund, the Predecessor Fund, HCMFA and HCM are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA and HCM. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Predecessor Fund did not pay any brokerage commissions on transactions with NexBank for its fiscal year ended December 31, 2013, 2012 or 2011.

In addition to the affiliation with NexBank, the Fund, HCMFA and HCM are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and HCM. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA and, as applicable, sub-advised by HCM (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which the Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Fund’s Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

DESCRIPTION OF THE FUND’S SHARES

The Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. The Fund currently offers Class A, Class C and Class Z Shares. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.

The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing its shares.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Underwriter, Highland Capital Fund Distributors, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201. For assistance, call (877) 665-1287 or visit the Fund’s website at www.highlandfunds.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 1, 2014, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.*

* Because the Fund commenced operations on or following the date of this SAI, this information is based on the ownership of the Predecessor Fund as of June 1, 2014.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. As of June 1, 2014, the only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:*

Name and Address of Record Owner	Percent of Shares Held (%)
Highland Capital Management, L.P. 300 Crescent Court, Suite 700 Dallas, TX 75201	100%

* Because the Fund commenced operations on or following the date of this SAI, this information is based on the ownership of the Predecessor Fund as of June 1, 2014.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Fund. As of June 1, 2014, the only persons known by the Fund to own of record or beneficially 5% or more of its outstanding shares was as follows:*

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Capital Management, L.P. 300 Crescent Court, Suite 700 Dallas, TX 75201	438,178.246	100%

* Because the Fund commenced operations on or following the date of this SAI, this information is based on the ownership of the Predecessor Fund as of June 1, 2014.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus.

Right of Accumulation (Class A Shares Only)

Reduced sales charges on Class A Shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1.	the current purchase; and

2.

the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent (Class A Shares Only)

Any person may qualify for reduced sales charges on purchases of Class A Shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege (Class A and C Shares Only)

A shareholder who has redeemed Class A or Class C Shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A Shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Privileges of Certain Shareholders

Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.

Sponsored Arrangements

Class A Shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Advisor that has entered into an agreement with the Underwriter or the Fund pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Advisor that has entered into an agreement with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.

Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.

Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.

Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders.

Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Fund

The Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and its shareholders, the Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by the Fund will be subject to Fund-level tax at regular corporate rates. If the Fund retains any net capital gain, it also will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

The Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, the Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. The Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, subject to certain limitations, the Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Fund does not expect a significant portion of Fund distributions to be eligible for treatment as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund does not expect a significant portion of Fund distributions to be eligible for this dividends-received deduction.

If the Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Return of Capital Distributions

If the Fund makes a distribution with respect to any taxable year to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for the Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.

Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease the Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if eligible in a particular taxable year, the Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes directly or indirectly paid by the Fund in such year. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from the Fund.

The Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

In addition, certain of the Fund’s derivatives transactions and investments foreign currency-denominated debt instruments as well as any of the Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

To the extent the Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Backup Withholding

The Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of a RIC beginning before January 1, 2014, a RIC was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the RIC in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported by the RIC in a written notice to shareholders (“short-term capital gain dividends”). A RIC was permitted to report such part of its dividends as interest-related or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld even if the RIC reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. Therefore, as of the date of this SAI, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Financial Crimes Enforcement Network Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.]

FINANCIAL STATEMENTS

On July 1, 2014, the Fund acquired the assets of the Predecessor Fund. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

The Predecessor Fund’s audited financial statements for its fiscal year ended December 31, 2013 and the related notes to the Financial Statements for the Predecessor Fund, as well as the Report of Independent Registered Public Accounting Firm from the Predecessor Fund’s Annual Report for the fiscal year ended December 31, 2013, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Predecessor Fund’s Annual Reports are available without charge by calling the Fund at (877) 665-1287 or by visiting the Fund’s website at http://www.highlandfunds.com or on the SEC’s website at http://www.sec.gov).

APPENDIX A — RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Long-term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment–capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise we impute;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligations is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B — HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

PROXY VOTING POLICY

1. Application; General Principles

1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2. Voting; Procedures

2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.

2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.

The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager(s) responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.

2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.

2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to HCMFA’s Compliance Department at least quarterly

2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.

2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.

3. Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

1For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4. Recordkeeping, Retention and Compliance Oversight

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.

4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.

4.1.4 Records of each vote cast by the Company on behalf of Clients.

4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.

4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.

4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.

PART C: Other Information

Item 28. Exhibits

(a)	(1)		Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 14, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(2)	(i)	Certificate of Designation dated March 3, 2006 for Highland Long/Short Equity Fund (formerly, Pyxis Long/Short Equity Fund, Highland Long/Short Equity Fund, Highland Equity Opportunities Fund) (“Long/Short Equity Fund”) is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 1, 2007.

		(ii)	Certificate of Designation dated March 7, 2008 for Highland Long/Short Healthcare Fund (formerly, Pyxis Long/Short Healthcare Fund, Highland Long/Short Healthcare Fund, Highland Healthcare Fund) (“Long/Short Healthcare Fund”) is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

		(iii)	Certificate of Designation dated February 21, 2011 for Highland Floating Rate Opportunities Fund (formerly, Pyxis Floating Rate Opportunities Fund, Highland Floating Rate Opportunities Fund) (“Floating Rate Opportunities Fund”) is Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on February 25, 2011.

		(iv)	Certificate of Designation dated September 14, 2012 for Pyxis/iBoxx Senior Loan ETF (“Senior Loan ETF”) is Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

		(v)	Certificate of Designation dated February 21, 2014 for Highland Unconstrained Income Opportunities Fund is filed herein.

		(vi)	Amendment to Certificate of Designation dated June 6, 2014 for Highland Unconstrained Income Opportunities Fund, now known as Highland Opportunistic Credit Fund is filed herein.

		(vii)	Amendment to Certificate of Designation dated June 24, 2014 for Highland Opportunistic Credit Fund, now known as Highland Unconstrained Credit Fund, is filed herein.

		(viii)	Amendment to Certificate of Designation dated June 30, 2014 for Highland Unconstrained Credit Fund, now known as Highland Opportunistic Credit Fund (“Opportunistic Credit Fund”) is filed herein.

(b)			By-laws of the Registrant is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(c)			Not applicable.

(d)	(1)		Amended and Restated Investment Advisory Agreement dated as of December 4, 2006 as amended between Highland Capital Management Fund Advisors, L.P. (formerly, Pyxis Capital, L.P., Highland Capital Management, L.P.) (“HCMFA”) and the Registrant with respect to Long/Short Equity Fund, is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(2)		Management Fee Waiver Agreement dated September 13, 2013 between HCMFA and the Registrant on behalf of Long/Short Equity Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

1

	(3)		Amended and Restated Investment Advisory Agreement dated as of May 1, 2010 as amended between HCMFA and the Registrant with respect to Long/Short Healthcare Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(4)		Amended and Restated Investment Sub-Advisory Agreement dated as of May 6, 2010 as amended between HCMFA and Highland Capital Healthcare Advisors, L.P. (formerly Cummings Bay Capital Management, L.P.) (“HCHA”) with respect to Long/Short Healthcare Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(5)		Amended and Restated Investment Advisory Agreement dated as of June 10, 2011 as amended between HCMFA and the Registrant with respect to Floating Rate Opportunities Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(6)		Investment Advisory Agreement dated September 21, 2012 between HCMFA and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(7)		Investment Advisory Agreement between HCMFA and the Registrant with respect to Opportunistic Credit Fund, is filed herein.

(e)	(1)		Distribution Agreement dated March 31, 2014 between Highland Capital Funds Distributor, Inc. (“HCFD”) and the Registrant is filed herein.

		(i)	Amended Schedule A dated July 1, 2014 to Distribution Agreement between HCFD and the Registrant is filed herein.

	(2)		Form of Selling Group Agreement is Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 30, 2009.

(f)			Not applicable.

(g)	(1)		Master Custodian Agreement dated October 1, 2012 between State Street Bank and Trust Company (“State Street”) and the Registrant with respect to Senior Loan ETF, Long/Short Equity Fund, Long/Short Healthcare Fund and Floating Rate Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

		(i)	Form of Notice to Master Custodian Agreement between State Street and the Registrant is filed herein.

(h)	(1)		Administration Services Agreement dated December 4, 2006 between HCMFA and the Registrant is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

		(i)	Amendment No. 1 dated June 6, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

		(ii)	Revised Exhibit A dated May 2, 2008 to Administration Services Agreement between HCMFA and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

2

(2)		Administration Agreement dated September 25, 2012 between SEI Investments Global Funds Services and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(3)		Form of Authorized Participant Agreement with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(4)		Transfer Agency and Services Agreement dated October 1, 2012 between State Street and the Registrant with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(5)		Master Sub-Administration Agreement dated January 7, 2013 between State Street and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(6)		Transfer Agency and Service Agreement dated December 26, 2012 between Boston Financial Data Services, Inc. and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time), is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(i)	Form of Amended Schedule A to Transfer Agency and Service Agreement is filed herein.

(7)		Securities Lending and Service Agreement dated March 4, 2013 between State Street and Registrant is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(8)		Expense Limitation and Recoupment Agreement dated May 17, 2013 between HCMFA and the Registrant on behalf of the Floating Rate Opportunities Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(9)		Expense Limitation and Recoupment Agreement dated October 17, 2013 between HCMFA and the Registrant on behalf of the Long/Short Healthcare Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(10)		Expense Limitation and Recoupment Agreement dated October 17, 2013 between HCMFA and the Registrant on behalf of Senior Loan ETF is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

(11)		Expense Limitation and Recoupment Agreement dated June 9, 2014 between HCMFA and the Registrant on behalf of the Opportunistic Credit Fund is filed herein.

(12)		Amended and Restated Credit Agreement dated June 3, 2011 between State Street and Registrant on behalf of Floating Rate Opportunities Fund is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

3

	(13)		Line of Credit Agreement dated May 24, 2013 between State Street and Registrant on behalf of Long/Short Equity Fund, Long/Short Healthcare Fund and Senior Loan ETF is Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(14)		Master Administration Agreement dated January 7, 2013 between State Street and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is filed herein.

		(i)	Form of Notice to Master Administration Agreement between State Street and the series of the Registrant listed on Schedule A is filed herein.

(i)	(1)		Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Equity Fund is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

	(2)		Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)		Opinion of Ropes & Gray LLP with respect to Floating Rate Opportunities Fund is Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

	(4)		Opinion of Ropes & Gray LLP with respect to Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(5)		Opinion of Ropes & Gray LLP with respect to Opportunistic Credit Fund, is filed herein.

(j)	(1)		Consent of Independent Registered Public Accounting Firm is filed herein.

	(2)		Power of Attorney dated December 14, 2007 is incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 21, 2007.

	(3)		Power of Attorney dated March 2, 2011 Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

	(4)		Power of Attorney dated December 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File No.333-132400, filed on March 21, 2014.

(k)			Not Applicable

(l)			Initial Capital Agreement dated November 20, 2006 between HCMFA and the Registrant on behalf of Long/Short Equity Fund is Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

(m)	(1)		Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Equity Fund is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

4

	(2)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Healthcare Fund is Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)	Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Floating Rate Opportunities Fund and Opportunistic Credit Fund is filed herein.

	(4)	Form of Rule 12b-1 Distribution Plan relating to Shares of Senior Loan ETF is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

(n)	(1)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Equity Fund is Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

	(2)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Healthcare Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(3)	Rule 18f-3 Multi-Class Plan relating to Floating Rate Opportunities Fund and Opportunistic Credit Fund is filed herein.

(o)		Reserved

(p)	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14, File No. 333-172618, filed on April 15, 2011.

	(2)	Code of Ethics of HCMFA adopted as of June 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2010.

	(3)	Code of Ethics of HCHA, Sub-Adviser for Long/Short Healthcare Fund adopted as of March 22, 2010 is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on August 27, 2010.

	(4)	Code of Ethics of SEI Investments Distribution Co., Distributor for Senior Loan ETF dated October 3, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

	(5)	Code of Ethics of HCFD is filed herein.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4.2 of the Registrant’s Agreement and Declaration of Trust provides as follows:

(a)        Highland Funds I (the “Trust”) hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such

5

Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)        Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)        The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)        The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e)        Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and this Declaration, the Trust shall have the power and authority, solely out of the

6

assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 6 of each Investment Advisory Agreement with the Adviser provides as follows:

(a)        The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b)        The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c)        All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

7

(d)        Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e)        The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 19 of the Underwriting Agreement with Highland Capital Funds Distributor, Inc. (the “Distributor”) provides as follows:

(a)        The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fw1d does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

(b)        The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the

8

reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Agreement with HCMFA provides as follows:

(a)        The Trust agrees to indemnify and hold harmless HCMFA and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which HCMFA takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral Instructions or Written Instructions; provided, however, neither HCMFA nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of HCMFA’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b)        Notwithstanding anything in this Agreement to the contrary, the Trust shall not be liable to HCMFA or its affiliates for any consequential, special or indirect losses or damages which HCMFA or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Trust.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.

9

Item 31. Business and Other Connections of the Investment Adviser and Investment Sub-Advisers

(a)        The description of the business of HCMFA, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HCMFA is set forth in its Form ADV, as filed with the SEC on March 28, 2013 (File No. 801- 69968) and as amended through the date hereof, and is incorporated herein by reference.

(b)        The description of the business of HCHA, a registered investment adviser affiliated with HCMFA and the investment Sub-Adviser to Long/Short Healthcare Fund, is set forth under the caption “Management of the Funds” in Long/Short Healthcare Fund’s Prospectus and under the caption “Management” in Long/Short Healthcare Fund’s SAI, each forming part of this Registration Statement. Acis Capital Management, L.P., Tunstall Capital Management, L.P, NexPoint Advisors, L.P., Highland Capital Management, L.P. (“HCM”) and Granite Bay Advisors, L.P., each with its principal place of business located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, are registered investment advisers affiliated with HCMFA. The following are officers of HCHA:

(1)    James D. Dondero, President

(2)    Thomas Surgent, Chief Compliance Officer

The following is an officer of Acis Capital Management, L.P., Tunstall Capital Management, L.P., and Granite Bay Advisors, L.P.:

(1)    Thomas Surgent, Chief Compliance Officer

The following are officers of NexPoint Advisors, L.P.:

(1)    Brian Mitts, Secretary

(2)    Alan Head, Chief Compliance Officer

(3)    Ethan Powell, President

(4)    Frank Waterhouse, Treasurer

The following are officers of HCM:

(1)    Mark Okada, Chief Investment Officer

(2)    Scott Ellington, Chief Legal Officer and General Counsel

(3)    Thomas Surgent, Chief Compliance Officer

(4)    Frank Waterhouse, Chief Financial Officer

Item 32. Principal Underwriter

(a)        HCFD serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Highland Funds I

Highland Funds II

(b)        HCFD’s main business address is 200 Crescent Court, Suite 700, Dallas, Texas 75201. The following is a list of the managers and officers of HCFD:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Brad Ross	President	President

Brian Mitts	Chief Financial Officer & Treasurer	Treasurer (Principal Accounting Officer and Principal Financial Officer)

Alan Head	Chief Compliance Officer	Chief Compliance Officer

10

(c)        Not applicable.

Item 33. Location of Accounts and Records

(1)	Boston Financial Data Services Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534 (records relating to its function as transfer agent).

(2)	Highland Capital Funds Distributor, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as distributor).

(3)	State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor Boston, MA 02116 (records relating to its function as custodian, administrator and sub-administrator).

(4)	Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 42 under the Securities Act and Amendment No. 45 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 30th day of June, 2014.

By:	/s/ Ethan Powell
Ethan Powell Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell Ethan Powell	Trustee, Executive Vice President and Secretary (Principal Executive Officer)	June 30, 2014

/s/ Timothy K. Hui* Timothy K. Hui	Trustee	June 30, 2014

/s/ Terrence O. Jones** Terrence O. Jones	Trustee	June 30, 2014

/s/ Dr. Bob Froehlich** Dr. Bob Froehlich	Trustee	June 30, 2014

/s/ John Honis** John Honis	Trustee	June 30, 2014

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	June 30, 2014

/s/ Brian Mitts Brian Mitts	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 30, 2014

* By:	/s/ Ethan Powell
Ethan Powell
Attorney in Fact**

June 30, 2014

*Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

**Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 21, 2014.

Exhibit Index

Exhibit No.
(a)	(2)	(v)	Certificate of Designation for Highland Unconstrained Income Opportunities Fund

(a)	(2)	(vi)	Amendment to Certificate of Designation for Highland Unconstrained Income Opportunities Fund

(a)	(2)	(vii)	Amendment to Certificate of Designation for Highland Opportunistic Credit Fund

(a)	(2)	(viii)	Amendment to Certificate of Designation for Highland Unconstrained Credit Fund

(d)	(7)		Investment Advisory Agreement between HCMFA and the Registrant with respect to Opportunistic Credit Fund

(e)	(1)		Distribution Agreement between HCFD and the Registrant

(e)	(1)	(i)	Amended Schedule A to Distribution Agreement between HCFD and the Registrant

(g)	(1)	(i)	Form of Notice to Master Custodian Agreement

(h)	(6)	(i)	Form of Amended Schedule A to Transfer Agency and Service Agreement

(h)	(11)		Expense Limitation and Recoupment Agreement between HCMFA and the Registrant on behalf of the Opportunistic Credit Fund

(h)	(14)		Master Administration Agreement dated January 7, 2013 between State Street and the series of the Registrant listed on Schedule A

(h)	(14)	(i)	Form of Notice to Master Administration Agreement

(i)	(5)		Opinion of Ropes & Gray LLP with respect to Opportunistic Credit Fund

(j)	(1)		Consent of Independent Registered Public Accounting Firm

(m)	(3)		Rule 12b-1 Distribution Plan relating to Shares of Floating Rate Opportunities Fund and Opportunistic Credit Fund

(n)	(3)		Rule 18f-3 Multi-Class Plan relating to Floating Rate Opportunities Fund and Opportunistic Credit Fund

(p)	(5)		Code of Ethics of HCFD